Earnings Per Common Share	12 Months Ended
Dec. 31, 2011
Earnings Per Common Share [Abstract]
Earnings Per Common Share

The table below shows earnings per common share and diluted earnings per common share and reconciles the numerator and denominator of both earnings per common share calculations.

		Year ended December 31,
(in millions, except per share amounts)		2011	2010	2009
Wells Fargo net income		$15,869	12,362	12,275
Less:	Preferred stock dividends and other (1)	844	730	4,285
Wells Fargo net income applicable to common stock (numerator)		$15,025	11,632	7,990
Earnings per common share
Average common shares outstanding (denominator)		5,278.1	5,226.8	4,545.2
Per share		$2.85	2.23	1.76
Diluted earnings per common share
Average common shares outstanding		5,278.1	5,226.8	4,545.2
Add:	Stock Options	24.2	28.3	17.2
	Restricted share rights	21.1	8.0	0.3
Diluted average common shares outstanding (denominator)		5,323.4	5,263.1	4,562.7
Per share		$2.82	2.21	1.75

  Includes Series J, K and L preferred stock dividends of $844 million, $737 million and $804 million for the year ended 2011, 2010 and 2009, respectively. Also includes $3.5 billion in 2009, for Series D Preferred Stock, which was redeemed in 2009. In conjunction with the redemption, we accelerated accretion of the remaining discount of $1.9 billion.

The following table presents the outstanding options and warrants to purchase shares of common stock that were anti-dilutive (the exercise price was higher than the weighted-average market price), and therefore not included in the calculation of diluted earnings per common share.

	Weighted-average shares
	Year ended December 31,
(in millions)	2011	2010	2009
Options	198.8	212.1	247.2
Warrants	39.4	66.9	110.3